UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-21949

DWS Dreman Value Income Edge Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2009

Semiannual Report to Stockholders

DWS Dreman Value Income Edge Fund, Inc. Ticker Symbol: DHG

Contents

3 Performance Summary

5 Portfolio Management Review

11 Portfolio Summary

13 Investment Portfolio

23 Financial Statements

27 Financial Highlights

28 Notes to Financial Statements

36 Other Information

37 Dividend Reinvestment and Cash Purchase Plan

40 Stockholder Meeting Results

41 Additional Information

42 Privacy Statement

Investments in funds involve risk. Some funds have more risk than others. This fund is subject to market risk, meaning securities in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund can take short positions in securities, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales — in effect, leveraging the fund's portfolio — could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. The fund may focus its investments on certain industries or sectors, thereby increasing its vulnerability to any single industry, sector or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Yields and market value will fluctuate. Additionally, the fund invests in lower-quality and non-rated securities, which present greater risk of loss of principal and interest than higher-quality securities. Fixed-income securities are subject to interest-rate risk such that when interest rates rise, the prices of the fixed-income securities, and thus the value of the investment, can decline and the investor can lose principal value. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2009

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 3/31/09
DWS Dreman Value Income Edge Fund, Inc.	6-Month‡	1-Year	Life of Fund*
Based on Net Asset Value(a)	-51.38%	-63.80%	-38.60%
Based on Market Price(a)	-54.14%	-68.25%	-46.49%
Blended Index(b)	-24.31%	-32.32%	-17.24%
Credit Suisse Tremont Long/Short Equity Index(b)	-7.18%	-16.06%	-2.89%
Zacks Yield Hog Index(b)	-41.78%	-50.23%	-31.48%
Barclays Capital U.S. Corporate High-Yield Index(b)	-12.97%	-19.31%	-8.83%
Lipper Closed-End Core Funds Category(c)	-31.72%	-40.03%	-21.30%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on November 22, 2006. Index comparison began on November 30, 2006. Returns are not annualized.
Net Asset Value and Market Price
	As of 3/31/09	As of 9/30/08
Net Asset Value	$ 4.47	$ 10.34
Market Price	$ 3.40	$ 8.30

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information: Six Months as of 3/31/09: Income Dividends	$ .53
Lipper Rankings — Closed-End Core Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	28	of	28	97

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
(b) The Blended Index that the Fund utilizes as its benchmark is calculated using the performance of the three unmanaged indices listed below. These results are summed to produce the aggregate benchmark. The Credit Suisse Tremont Long/Short Equity Index (20%) is an unmanaged, asset-weighted fund index with an objective to be market neutral. The Zacks Yield Hog Index (40%) is an unmanaged, yield-oriented index to combine equities, preferred stocks, ADRs, REITs, master limited partnerships (MLPs), and closed-end funds. The Barclays Capital U.S. Corporate High-Yield Index (40%) is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle ratings of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes Emerging Markets debt. Effective December 2, 2008, the Barclays Capital U.S. Corporate High-Yield Index replaced the terminated Bear Stearns High-Yield Index as a component of the Fund's benchmark Blended Index. Portfolio management believes the Barclays Capital U.S. Corporate High-Yield Index to be comparable to the Bear Stearns High-Yield Index and the most appropriate gauge of the overall high-yield market and the high-yield holdings within the Fund. Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) Lipper Closed-End Core Funds Category represents funds that typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-growth value, compared to the S&P SuperComposite 1500 Index. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Core Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Portfolio Management Review

In the following interview, the portfolio management team, David N. Dreman, F. James Hutchinson, E. Clifton Hoover Jr., and Gary P. Herbert, CFA, discuss the market environment and performance of DWS Dreman Value Income Edge Fund, Inc. for the semiannual period ended March 31, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How would you characterize the market environment over the last six months?

A: In the fund's most recent annual report, published six months ago, we described the preceding year as a time of economic uncertainty and turmoil in capital markets. In the ensuing months, there was pronounced deterioration in the economy and financial markets, not only in the US, but throughout the world. In December 2008, the National Bureau of Economic Research (NBER) officially declared that the US economy had fallen into a recession that began in December 2007. With the economy and financial markets closely interrelated, the limited availability of credit and a lack of investor confidence hit asset prices, and the resulting loss of wealth contributed further to an economic slowdown. In the final months of 2008, there was a pronounced decline in the equity market and in nearly all asset classes that carry risk. Although the economy and markets remained weak into early 2009, the condition of credit markets has improved. Bonds began to recover in the first quarter of 2009, and the equity market moved up in March 2009.

Despite the strength in March 2009, nearly all equity indices posted sharply negative returns for the six months ended March 31, 2009. The Standard & Poor's 500® (S&P 500) Index, which is generally regarded as a good indicator of the broad US stock market, returned -30.54% for the period.1 World equity markets as a group were also quite weak: return of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which measures performance of a broad range of international markets, was -31.11% for the same period.2

The major theme in the bond market over the six-month period was discomfort with credit risk. After the September, 2008 failure of a major investment bank, the credit markets became so intolerant of risk that they were essentially frozen. As fearful investors sought the protection of US Treasury securities, credit spreads (the difference between Treasury securities and bonds that carry credit risk) widened dramatically, and there were pronounced declines in the market values of essentially all bonds except Treasury securities in the final months of 2008. High-yield and investment-grade bonds began to recover in 2009, amid signs that markets were beginning to respond to aggressive government policies intended to stimulate the economy and calm financial markets. For the six-month period ended March 31, 2009, the Barclays Capital US Treasury Index, which measures performance of US Treasury notes with a variety of maturities, returned 7.32%.3 The Barclays Capital US Aggregate Bond Index, which measures performance of the US bond market as a whole, returned 4.70% for the same period.4 The return of the Barclays Capital US Corporate High Yield Index, which measures performance of high-yield bonds, was -12.97%.5

Q: How is the fund managed?

A: The fund seeks to achieve a high level of total return. This investment objective is pursued through a combination of an income strategy designed to generate regular income with the potential for capital appreciation while reducing volatility (the "Income Strategy''), and a quantitative long/short strategy designed to seek returns that are uncorrelated with the market (the "Hedge Strategy''). Both strategies are implemented using a value-oriented investment process. There is no assurance that the fund will achieve its objective.

We allocate assets between the Income Strategy and the Hedge Strategy depending on our assessment of current market conditions and the attractiveness of available investment opportunities. Under normal circumstances, between 10% and 40% of the fund's assets are allocated to the Hedge Strategy.

The Income Strategy consists of investments in dividend-paying common stocks and other income-producing securities, such as high-yield bonds, preferred stocks, and securities of real estate investment trusts, energy trusts and other investment companies. Equity securities are selected for the Income Strategy using a value-oriented investment approach, with an emphasis on securities that we believe offer the potential for regular income and capital appreciation. The emphasis on income is also intended to reduce volatility. We seek to invest in securities that we believe are trading below their true market value; we generally invest in securities that have price-to-earnings ratios below the average for the S&P 500.

High-yield bonds and non-equity securities are selected using relative value and fundamental analysis. We seek to identify stable-to-improving credit situations that may provide yield compensation for the risk of investing in below-investment-grade securities.

Although we do not invest more than 25% of the fund's assets in any single industry, the emphasis on income-producing securities may result in significant exposure to the energy and real estate sectors. Both of these sectors tend to be cyclical in nature, and a prolonged downturn in either sector could have an adverse effect on the fund's net asset value.

The Hedge Strategy seeks to provide returns that are not correlated with the market. The Hedge Strategy focuses on long and short positions of common stocks of US companies that are similar in size to the companies in the S&P 500 Index. We generally seek to buy, or take long positions in, common stocks with low P/E ratios and seek to sell, or hold short positions in, common stocks with high P/E ratios.6 As part of the Hedge Strategy, we may also seek to enhance returns through futures on stock indices, options on futures, securities of exchange-traded funds and other instruments that provide broad market exposure. Derivatives (contracts whose value depends on, for example, indices, currencies or securities) may be used for hedging or risk management or for non-hedging purposes to seek to enhance potential returns.

Q: How did the fund perform during this period?

A: On a net asset value basis, total return for the six-month period from September 30, 2008 through March 31, 2009, was -51.38%. On a market price basis, return for the same period was -54.14%. Net asset value (NAV) as of March 31, 2009, was $4.47, compared with $10.34 as of September 30, 2008. (Past performance is no guarantee of future results. Please see pages 3 through 4 for more complete performance information.)

Q: What strategies have been used over the last six months, and how did those strategies affect performance?

A: Approximately 80% of the fund's assets are normally invested in income-producing securities, including common stocks that pay attractive dividends, high-yield bonds and other securities that offer good yields: this is the Income Strategy portion of the portfolio. The relative proportions of equities and bonds may vary over time, depending on which asset class appears to offer better potential for return. The remaining 20% is invested using a quantitative hedge strategy, managed using a mathematical model: this is the Hedge Strategy portion of the portfolio. Like many closed-end funds, the fund also uses leverage, which has the potential to enhance return when markets are strong and can negatively affect returns when markets decline.

In the first part of this six-month period, high-yield equities, with an emphasis on energy stocks and Canadian energy trusts, represented approximately 20% of the Income Strategy portion of the portfolio. After performing very well since the fund was established, these holdings performed poorly in an environment of falling energy prices.

The high-yield fixed-income portion of the portfolio represents approximately 80% of the Income Strategy portion of the portfolio, of which approximately 70% is high-yield bonds and 10% is bank debt. The high-yield bond holdings performed poorly during 2008, in line with the entire high-yield bond market, in a market environment with an extreme intolerance of risk. However, these bonds recovered nicely in the first three months of 2009. During the six-month period ended March 31, 2009, major positions included securities of Crown Cork & Seal Co., Inc., a packaging company and Casella Waste Systems Inc., a waste management company. The portfolio holds bank debt of several companies including contact lens producer Bausch & Lomb, Inc; TXU, an energy company; and First Data Corp., which processes credit transactions. Although the book value of these bank loans has declined in line with the market, we feel that these loans have maintained reasonable value.

In the first part of this six-month period, long positions in Nasdaq futures and S&P 500 futures, taken as part of the quantitative long-short hedge strategy, seriously detracted from return.7 The portfolio's hedge strategy was suspended early in the fourth quarter of 2008 because, in a catastrophically weak market, it was not performing as intended. The Hedge Strategy was reinstated late in the first quarter of 2009, but did not have a significant effect on performance for the quarter.

Convertible preferred stocks, which once represented a significant source of income for the fund, now represent approximately 2% of assets, as the value of a Fannie Mae preferred issue was essentially wiped out. The other preferred issue in the portfolio, issued by bank holding company CIT Group, Inc., continues to pay its preferred dividend.

In a weak equity market, the fund's leveraged position had a major negative impact on performance, since leverage intensifies the effect of declining prices of securities. During the period, leverage briefly reached its maximum in early October. The fund subsequently brought leverage down. Its current level as of March 31, 2009 was 11.4%. In the course of reducing the fund's leverage, positions were reduced in equities, high-yield bonds and the hedge portion of the portfolio.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
3 The Barclays Capital US Treasury Index is an unmanaged index of public obligations of the US Treasury.
4 The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, corporate bond issues and mortgage securities.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
5 The Barclays Capital US Corporate High Yield Index is an unmanaged, market-value- weighted measure of high yield bonds.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
6 Price-to-earnings (P/E) ratio compares a company's current share price with its per-share earnings.
7 Futures are legally binding agreements between two parties to pay or receive the difference between the predicted underlying price set when entering into the contract and the actual price of the underlying asset when the contract expires. Nasdaq futures are based on the Nasdaq Composite, a stock market index of all of the common stocks and similar securities (e.g., ADRs, tracking stocks, limited partnership interests) listed on the Nasdaq stock market, meaning that it has over 3,000 components. It is highly followed in the US as an indicator of the performance of stocks of technology companies and growth companies.

Portfolio Summary

Long Position Sector Diversification (As a % of Total Long Positions, excluding Closed-End Investment Companies and Cash Equivalents)	3/31/09	9/30/08

Energy	20%	35%
Consumer Discretionary	20%	17%
Financials	13%	17%
Industrials	12%	8%
Materials	10%	8%
Health Care	9%	8%
Consumer Staples	7%	2%
Utilities	6%	1%
Information Technology	3%	2%
Telecommunications Services	—	2%
	100%	100%
Ten Largest Long Equity Holdings at March 31, 2009 (7.7% of Net Assets)
1. Crescent Point Energy Trust A royalty trust that invests in oil and gas reservoirs	2.3%
2. Bonavista Energy Trust Investment trust that generates income from its oil and gas interests in western Canada	1.0%
3. ARC Energy Trust Royalty trust formed to provide investors with indirect ownership in cash generating energy assets	1.0%
4. Harvest Energy Trust Focuses on acquiring high-quality, mature oil and natural gas properties	0.9%
5. NAL Oil & Gas Trust Conventional oil and natural gas royalty trust	0.8%
6. Contrans Income Fund Provider of freight transportation services in Canada	0.7%
7. Freehold Royalty Trust One of the largest owners of freehold mineral rights in Canada	0.6%
8. Pengrowth Energy Trust Royalty trust that invests in beneficial interests in producing oil and gas fields	0.2%
9. New Flyer Industries, Inc. Manufactures heavy-duty transit buses	0.1%
10. Primary Energy Recycling Corp. Converts waste energy to electrical and thermal energy	0.1%

Sector diversification and portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	3/31/09	9/30/08

Information Technology	32%	16%
Materials	13%	7%
Financials	12%	13%
Consumer Discretionary	11%	16%
Industrials	10%	13%
Health Care	7%	17%
Energy	6%	8%
Consumer Staples	5%	7%
Utilities	3%	3%
Telecommunications Services	1%	—
	100%	100%
Ten Largest Sold Short Equity Holdings at March 31, 2009 (1.0% of Net Assets)
1. Autodesk, Inc. Operator of computer-aided design and drafting	0.1%
2. Janus Capital Group, Inc. Provider of asset management services	0.1%
3. Johnson Controls, Inc. Provider of automotive systems and building controls	0.1%
4. MeadWestvaco Corp. Producer of packing paper and office products	0.1%
5. Tyco Electronics Ltd. Manufactures electronic components	0.1%
6. Goodyear Tire & Rubber Co. Manufacturer of tires and services	0.1%
7. Allergan, Inc. Provider of eye care and specialty pharmaceutical products	0.1%
8. Dow Chemical Co. Producer of chemicals	0.1%
9. Molex, Inc. Provider of electronic equipment and instruments	0.1%
10. Sears Holdings Corp. A broadline retailing store	0.1%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2009 (Unaudited)

	Shares	Value ($)

Long Positions 107.4%
Common Stocks 14.1%
Consumer Discretionary 0.9%
Automobiles 0.1%
Harley Davidson, Inc. (a)	15,720	210,491
Hotels Restaurants & Leisure 0.1%
Wyndham Worldwide Corp. (a)	40,400	169,680
Household Durables 0.2%
Newell Rubbermaid, Inc. (a)	31,130	198,609
Snap-on, Inc. (a)	6,960	174,696
Whirlpool Corp. (a)	6,560	194,110
		567,415
Internet & Catalog Retail 0.1%
Expedia, Inc.* (a)	24,660	223,913
Media 0.2%
CBS Corp. "B" (a)	43,820	168,269
Cinram International Income Fund (Units)*	204,000	142,386
Meredith Corp. (a)	11,590	192,858
Viacom, Inc. "B"* (a)	11,220	195,003
		698,516
Specialty Retail 0.1%
RadioShack Corp. (a)	20,560	176,199
Textiles, Apparel & Luxury Goods 0.1%
Coach, Inc.* (a)	11,700	195,390
Consumer Staples 0.1%
Beverages 0.0%
Constellation Brands, Inc. "A"* (a)	13,020	154,938
Food & Staples Retailing 0.1%
SUPERVALU, Inc. (a)	11,700	167,076
Energy 7.6%
Energy Equipment & Services 0.3%
Diamond Offshore Drilling, Inc. (a)	2,890	181,665
ENSCO International, Inc. (a)	6,640	175,296
National-Oilwell Varco, Inc.* (a)	5,960	171,112
Noble Corp.	6,940	167,185
		695,258
Oil, Gas & Consumable Fuels 7.3%
Apache Corp. (a)	2,860	183,297
ARC Energy Trust (Units)	211,800	2,377,038
Bonavista Energy Trust (Units)	200,000	2,427,031
Crescent Point Energy Trust (Units)	257,548	5,384,649
Devon Energy Corp. (a)	3,780	168,928
El Paso Corp. (a)	28,620	178,875
EOG Resources, Inc. (a)	2,900	158,804
Freehold Royalty Trust (Units)	200,000	1,411,802
Harvest Energy Trust (Units)	568,444	2,046,398
NAL Oil & Gas Trust (Units)	344,500	1,858,027
Occidental Petroleum Corp. (a)	3,100	172,515
Pengrowth Energy Trust (Units)	80,000	446,400
Valero Energy Corp. (a)	9,870	176,673
		16,990,437
Financials 1.6%
Capital Markets 0.2%
Ameriprise Financial, Inc. (a)	9,480	194,245
State Street Corp. (a)	7,540	232,081
		426,326
Consumer Finance 0.1%
SLM Corp.* (a)	39,370	194,881
Insurance 1.1%
Aflac, Inc. (a)	11,360	219,930
Allstate Corp. (a)	10,320	197,628
Assurant, Inc. (a)	8,340	181,645
Chubb Corp. (a)	4,560	192,979
Genworth Financial, Inc. "A" (a)	113,970	216,543
Hartford Financial Services Group, Inc. (a)	23,970	188,165
Lincoln National Corp. (a)	18,220	121,892
Loews Corp. (a)	8,490	187,629
MetLife, Inc. (a)	9,790	222,918
Principal Financial Group, Inc. (a)	20,610	168,590
Prudential Financial, Inc. (a)	8,660	164,713
The Travelers Companies, Inc. (a)	4,580	186,131
Torchmark Corp. (a)	7,270	190,692
Unum Group (a)	15,550	194,375
		2,633,830
Real Estate Investment Trusts 0.2%
Host Hotels & Resorts, Inc. (REIT) (a)	36,670	143,747
Simon Property Group, Inc. (REIT) (a)	4,830	167,311
Vornado Realty Trust (REIT) (a)	4,450	147,918
		458,976
Thrifts & Mortgage Finance 0.0%
Washington Mutual, Inc.	47,000	2,609
Health Care 0.9%
Health Care Providers & Services 0.5%
Aetna, Inc. (a)	7,000	170,310
CIGNA Corp. (a)	9,950	175,020
Coventry Health Care, Inc.* (a)	15,880	205,487
Humana, Inc.* (a)	6,660	173,693
UnitedHealth Group, Inc. (a)	8,100	169,533
WellPoint, Inc.* (a)	4,740	179,978
		1,074,021
Health Care Technology 0.1%
IMS Health, Inc. (a)	13,780	171,837
Pharmaceuticals 0.3%
Eli Lilly & Co. (a)	5,530	184,757
Forest Laboratories, Inc.* (a)	8,270	181,609
Merck & Co., Inc. (a)	6,680	178,690
Pfizer, Inc. (a)	11,930	162,487
		707,543
Industrials 1.7%
Aerospace & Defense 0.5%
Boeing Co. (a)	5,060	180,035
General Dynamics Corp. (a)	4,530	188,403
Goodrich Corp. (a)	4,960	187,934
Northrop Grumman Corp. (a)	4,690	204,671
Precision Castparts Corp. (a)	3,170	189,883
Rockwell Collins, Inc. (a)	5,590	182,458
		1,133,384
Commercial Services & Supplies 0.1%
Pitney Bowes, Inc. (a)	8,480	198,008
R.R. Donnelley & Sons Co. (a)	24,910	182,590
		380,598
Machinery 0.2%
Flowserve Corp. (a)	3,210	180,145
New Flyer Industries, Inc. (IDS) (Units)	40,800	284,125
		464,270
Road & Rail 0.9%
Contrans Income Fund (Units)	526,859	1,646,434
CSX Corp. (a)	7,250	187,413
Norfolk Southern Corp. (a)	5,720	193,050
		2,026,897
Information Technology 0.5%
Communications Equipment 0.1%
Harris Corp. (a)	5,380	155,697
Computers & Peripherals 0.1%
Hewlett Packard Co. (a)	5,730	183,704
Lexmark International, Inc. "A"* (a)	10,020	169,038
		352,742
Electronic Equipment, Instruments & Components 0.1%
Jabil Circuit, Inc. (a)	45,570	253,369
IT Services 0.1%
Convergys Corp.* (a)	26,050	210,484
Office Electronics 0.1%
Xerox Corp. (a)	32,740	148,967
Materials 0.3%
Containers & Packaging 0.2%
Owens-Illinois, Inc.* (a)	14,560	210,246
Pactiv Corp.* (a)	14,040	204,844
		415,090
Metals & Mining 0.1%
Newmont Mining Corp. (a)	4,470	200,077
Telecommunication Services 0.1%
Diversified Telecommunication Services
Embarq Corp. (a)	5,120	193,792
Utilities 0.4%
Electric Utilities 0.1%
Edison International (a)	6,270	180,638
Pepco Holdings, Inc. (a)	15,070	188,073
		368,711
Independent Power Producers & Energy Traders 0.2%
AES Corp.* (a)	27,340	158,846
Primary Energy Recycling Corp. (EIS) (Units)	122,300	272,575
		431,421
Multi-Utilities 0.1%
Ameren Corp. (a)	8,540	198,043
Total Common Stocks Long Positions (Cost $59,779,600)		32,852,878

Convertible Preferred Stocks 2.4%
Financials
CIT Group, Inc., Series C, 8.75%	225,000	4,095,000
Fannie Mae, Series 08-1, 8.75%	1,500,000	1,560,000
Total Convertible Preferred Stocks (Cost $86,250,000)		5,655,000
	Principal Amount ($)	Value ($)

Corporate Bonds 68.2%
Consumer Discretionary 17.9%
ArvinMeritor, Inc., 8.125%, 9/15/2015	20,000,000	6,600,000
H&E Equipment Services, Inc., 8.375%, 7/15/2016	17,000,000	10,710,000
Hertz Corp., 10.5%, 1/1/2016	20,000,000	8,700,000
Neiman Marcus Group, Inc., 9.0%, 10/15/2015 (PIK)	15,000,000	4,818,750
United Rentals North America, Inc., 7.75%, 11/15/2013	20,000,000	10,900,000
		41,728,750
Consumer Staples 2.6%
Alliance One International, Inc., 12.75%, 11/15/2012	5,395,000	4,531,800
Rite Aid Corp., 8.625%, 3/1/2015	6,900,000	1,552,500
		6,084,300
Energy 11.6%
Allis Chalmers Energy, Inc., 9.0%, 1/15/2014	19,750,000	9,183,750
Clayton Williams Energy, Inc., 7.75%, 8/1/2013	13,973,000	8,663,260
Connacher Oil & Gas Ltd., 144A, 10.25%, 12/15/2015	2,000,000	630,000
Dynegy Holdings, Inc., 7.75%, 6/1/2019	13,000,000	8,450,000
		26,927,010
Financials 8.0%
Compton Petroleum Finance Corp., 7.625%, 12/1/2013	22,571,000	7,109,865
DJO Finance LLC, 10.875%, 11/15/2014	15,400,000	11,434,500
		18,544,365
Health Care 8.1%
Bausch & Lomb, Inc., 144A, 9.875%, 11/1/2015	2,000,000	1,590,000
Biomet, Inc., 10.0%, 10/15/2017	3,000,000	2,970,000
CHS/Community Health Systems, Inc., 8.875%, 7/15/2015	4,000,000	3,780,000
HCA, Inc., 9.25%, 11/15/2016	9,500,000	8,645,000
Select Medical Corp., 7.654%**, 9/15/2015	3,700,000	1,979,500
		18,964,500
Industrials 6.4%
Casella Waste Systems, Inc., 9.75%, 2/1/2013	17,740,000	14,990,300
Information Technology 2.2%
First Data Corp., 9.875%, 9/24/2015	7,000,000	4,095,000
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	5,000,000	1,050,000
		5,145,000
Materials 8.8%
Crown Cork & Seal Co., Inc., 8.0%, 4/15/2023	18,104,000	16,112,560
Union Carbide Corp., 7.75%, 10/1/2096	10,000,000	4,489,980
		20,602,540
Utilities 2.6%
Texas Competitive Electric Holdings Co., LLC, Series B, 10.25%, 11/1/2015	12,000,000	6,000,000
Total Corporate Bonds (Cost $280,812,676)		158,986,765

Loan Participations and Assignments 9.8%
Senior Loans**
Bausch & Lomb, Inc.:
Term Delay Draw, 5.946%, 11/1/2015	1,412,776	1,207,479
Term Loan, 4.47%, 11/1/2015	7,440,624	6,359,390
First Data Corp., Term Loan, 3.223%, 10/8/2012	12,456,768	8,443,384
TXU Corp., Term Loan, 3.979%, 11/1/2017	10,543,308	6,989,897
Total Loan Participations and Assignments (Cost $31,238,491)		23,000,150

Subordinated Income Notes*** 0.2%
Preferred Term Securities XVI Ltd., 144A, Income Note, 0.00%, 3/23/2035*	3,900,000	0
Preferred Term Securities XVII Ltd., 144A, Income Note, 0.00%, 6/23/2035*	3,750,000	3,375
Preferred Term Securities XVIII Ltd., 144A, Income Note, 0.00%, 9/23/2035*	3,750,000	23,250
Preferred Term Securities XIX Ltd., 144A, Income Note, 0.00%, 12/22/2035*	2,500,000	37,000
Preferred Term Securities XXI Ltd., 144A, Income Note, 0.00%, 3/22/2038*	3,750,000	1,125
Preferred Term Securities XXIII Ltd., 144A, Income Note, 0.00%, 12/22/2036*	3,750,000	105,375
Preferred Term Securities XXIV Ltd., 144A, Income Note, 0.00%, 3/22/2037*	7,500,000	195,000
Total Subordinated Income Notes (Cost $23,162,136)		365,125
	Shares	Value ($)

Cash Equivalents 12.7%
Cash Management QP Trust, 0.53% (b) (Cost $29,574,407)	29,574,407	29,574,407
	% of Net Assets	Value ($)

Total Long Positions (Cost $510,817,310)+	107.4	250,434,325
Other Assets and Liabilities, Net	11.7	27,276,369
Notes Payable	(12.9)	(30,000,000)
Securities Sold Short	(6.2)	(14,559,110)
Net Assets	100.0	233,151,584
+ The cost for federal income tax purposes was $531,243,035. At March 31, 2009, net unrealized depreciation for all securities based on tax cost was $280,808,710. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,362,271 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $288,170,981.
	Shares	Value ($)

Common Stocks Sold Short 6.2%
Consumer Discretionary 0.7%
Auto Components 0.1%
Goodyear Tire & Rubber Co.	32,530	203,638
Johnson Controls, Inc.	18,180	218,160
		421,798
Hotels Restaurants & Leisure 0.1%
Marriott International, Inc. "A"	11,140	182,251
Household Durables 0.1%
Leggett & Platt, Inc.	14,470	187,965
Internet & Catalog Retail 0.1%
Amazon.com, Inc.	2,530	185,803
Media 0.1%
Washington Post Co. "B"	500	178,550
Multiline Retail 0.1%
Sears Holdings Corp.	4,330	197,924
Specialty Retail 0.1%
Bed Bath & Beyond, Inc.	7,540	186,615
Consumer Staples 0.3%
Food & Staples Retailing 0.1%
Costco Wholesale Corp.	4,160	192,691
Food Products 0.1%
The Hershey Co.	5,380	186,955
Tyson Foods, Inc. "A"	18,610	174,748
		361,703
Personal Products 0.1%
Estee Lauder Companies, Inc. "A"	7,950	195,968
Energy 0.4%
Oil, Gas & Consumable Fuels
Hess Corp.	2,850	154,470
Murphy Oil Corp.	3,920	175,498
Noble Energy, Inc.	3,660	197,201
Range Resources Corp.	4,560	187,689
Southwestern Energy Co.	6,340	188,235
		903,093
Financials 0.7%
Capital Markets 0.4%
Charles Schwab Corp.	12,470	193,285
Franklin Resources, Inc.	3,590	193,393
Invesco Ltd.	13,820	191,545
Janus Capital Group, Inc.	33,870	225,236
Northern Trust Corp.	2,990	178,862
T. Rowe Price Group, Inc.	6,780	195,671
		1,177,992
Consumer Finance 0.1%
Capital One Financial Corp.	13,700	167,688
Diversified Financial Services 0.1%
IntercontinentalExchange, Inc.	2,620	195,111
Real Estate Investment Trusts 0.1%
Plum Creek Timber Co., Inc. (REIT)	6,540	190,118
Health Care 0.5%
Biotechnology 0.1%
Celgene Corp.	3,690	163,836
Gilead Sciences, Inc.	3,900	180,648
		344,484
Health Care Equipment & Supplies 0.1%
Intuitive Surgical, Inc.	1,680	160,205
Health Care Providers & Services 0.1%
Medco Health Solutions, Inc.	4,390	181,482
Life Sciences Tools & Services 0.1%
Millipore Corp.	3,190	183,138
Pharmaceuticals 0.1%
Allergan, Inc.	4,250	202,980
Industrials 0.6%
Air Freight & Logistics 0.2%
C.H. Robinson Worldwide, Inc.	4,080	186,089
Expeditors International of Washington, Inc.	6,610	186,997
United Parcel Service, Inc. "B"	4,000	196,880
		569,966
Commercial Services & Supplies 0.1%
Iron Mountain, Inc.	8,740	193,766
Stericycle, Inc.	3,540	168,964
		362,730
Machinery 0.1%
PACCAR, Inc.	7,360	189,594
Professional Services 0.1%
Robert Half International, Inc.	10,620	189,354
Trading Companies & Distributors 0.1%
Fastenal Co.	5,750	184,891
Information Technology 2.0%
Communications Equipment 0.4%
Corning, Inc.	14,570	193,344
JDS Uniphase Corp.	60,730	197,372
Juniper Networks, Inc.	11,730	176,654
QUALCOMM, Inc.	4,790	186,379
Tellabs, Inc.	42,210	193,322
		947,071
Computers & Peripherals 0.1%
Apple, Inc.	1,800	189,216
Electronic Equipment, Instruments & Components 0.2%
Molex, Inc.	14,560	200,055
Tyco Electronics Ltd.	18,960	209,318
		409,373
Internet Software & Services 0.2%
Google, Inc. "A"	530	184,472
VeriSign, Inc.	8,520	160,773
Yahoo!, Inc.	12,840	164,480
		509,725
IT Services 0.2%
MasterCard, Inc. "A"	1,120	187,578
Paychex, Inc.	7,620	195,605
		383,183
Semiconductors & Semiconductor Equipment 0.7%
Altera Corp.	10,000	175,500
Analog Devices, Inc.	8,670	167,071
Broadcom Corp. "A"	9,070	181,219
Intel Corp.	11,880	178,794
Linear Technology Corp.	7,550	173,499
MEMC Electronic Materials, Inc.	11,090	182,874
Microchip Technology, Inc.	8,450	179,055
Texas Instruments, Inc.	10,650	175,831
Xilinx, Inc.	9,010	172,632
		1,586,475
Software 0.2%
Autodesk, Inc.	13,670	229,793
Electronic Arts, Inc.	9,780	177,898
Salesforce.com, Inc.	5,240	171,505
		579,196
Materials 0.8%
Chemicals 0.4%
Dow Chemical Co.	23,840	200,971
Ecolab, Inc.	5,490	190,668
Monsanto Co.	2,180	181,158
Praxair, Inc.	2,750	185,048
Rohm & Haas Co.	2,210	174,236
		932,081
Metals & Mining 0.2%
AK Steel Holding Corp.	27,300	194,376
Freeport McMoRan Copper & Gold, Inc.	4,600	175,306
United States Steel Corp.	9,350	197,565
		567,247
Paper & Forest Products 0.2%
International Paper Co.	27,640	194,586
MeadWestvaco Corp.	18,100	217,019
		411,605
Telecommunication Services 0.1%
Wireless Telecommunication Services
American Tower Corp. "A"	6,020	183,189
Utilities 0.1%
Electric Utilities 0.1%
PPL Corp.	6,780	194,654
Gas Utilities 0.0%
EQT Corp.	5,490	172,001
Total Common Stocks Sold Short (Proceeds $13,461,441)		14,559,110
* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2009.
*** Annualized yield at March 31, 2009. Not a coupon rate.
(a) All or a portion of these securities are pledged as collateral for short sales.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

EIS: Enhanced Income Security

IDS: Income Deposit Security

PIK: Denotes that all or a portion of income is paid in-kind.

REIT: Real Estate Investment Trust

At March 31, 2009, the Fund had unfunded loan commitments of $1,323,271, which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Bausch & Lomb, Inc., Term Delay Draw, 12/31/2050	1,323,271	1,126,000	(197,271)

As of March 31, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	6/18/2009	72	13,468,394	14,306,400	838,006

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities, at Value	Investments Sold Short, at Value	Other Financial Instruments++
Level 1	$ 38,365,492	$ 14,559,110	$ 838,006
Level 2	211,703,708	—	(197,271)
Level 3	365,125	—	—
Total	$ 250,434,325	$ 14,559,110	$ 640,735
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, unfunded loan commitments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at March 31, 2009:

Investments in Securities
Balance as of September 30, 2008	$ 6,317,200
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(5,952,075)
Amortization premium/discount	—
Net purchases (sales)	—
Net transfers in (out) of Level 3	—
Balance as of March 31, 2009	$ 365,125
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2009	$ (5,952,075)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2009 (Unaudited)
Assets
Investments in securities, at value (cost $481,242,903)	$ 220,859,918
Investment in Cash Management QP Trust (Cost $29,574,407)	29,574,407
Total investments, at value (cost $510,817,310)	250,434,325
Cash	451,703
Foreign currency, at value (cost $10,987)	10,993
Deposit with broker for securities sold short	18,093,024
Deposit with broker for open futures contracts	1,620,000
Receivable for investments sold	1,876,912
Interest receivable	7,004,277
Dividends receivable	161,174
Receivable for daily variation margin on open futures contracts	189,000
Deferred loan costs	150,600
Other assets	9,207
Total assets	280,001,215
Liabilities
Notes payable	30,000,000
Payable for securities sold short, at value (proceeds of $13,461,441)	14,559,110
Payable for investments purchased	1,577,102
Interest on notes payable	106,898
Dividends payable for securities sold short	7,525
Unrealized depreciation on unfunded loan commitments	197,271
Accrued management fee	219,027
Other accrued expenses and payables	182,698
Total liabilities	46,849,631
Net assets, at value	$ 233,151,584
Net Assets Consist of
Distributions in excess of net investment income	(2,892,164)
Net unrealized appreciation (depreciation) on: Investments	(260,382,985)
Futures	838,006
Securities sold short	(1,097,669)
Unfunded loan commitments	(197,271)
Foreign currency	(2,403)
Accumulated net realized gain (loss)	(498,612,608)
Paid-in capital	995,498,678
Net assets, at value	$ 233,151,584
Net Asset Value
Net Asset Value per share ($233,151,584 ÷ 52,140,426 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 4.47

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2009 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $806,793)	$ 6,901,193
Interest* (net of foreign taxes withheld of $31,247)	15,729,168
Interest — Cash Management QP Trust	192,949
Total Income	22,823,310
Expenses: Management fee	1,872,720
Administration fee	187,272
Services to shareholders	9,156
Custodian fee	13,561
Professional fees	151,528
Reports to shareholders	69,608
Interest expense	2,108,291
Stock exchange listing fee	22,932
Dividends on short positions	12,042
Other	26,572
Total expenses before expense reductions	4,473,682
Expense reductions	(541)
Total expenses after expense reductions	4,473,141
Net investment income	18,350,169
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(304,759,465)
Futures	(27,936,189)
Closed short positions	20,768,265
Foreign currency	(245,857)
(312,173,246)
Change in net unrealized appreciation (depreciation) on: Investments	21,774,684
Futures	7,763,408
Securities sold short	(13,789,844)
Unfunded loan commitments	(91,392)
Foreign currency	29,219
15,686,075
Net gain (loss)	(296,487,171)
Net increase (decrease) in net assets resulting from operations	$ (278,137,002)
* Includes $13,928 of income earned on segregated cash for securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended March 31, 2009 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ (278,137,002)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(25,940,872)
Net purchases, sales and maturities of short-term investments	(29,574,407)
Net amortization/accretion of premium (discount)	(279,513)
Proceeds from sales and maturities of long-term investments	264,297,102
Purchases to cover securities sold short	(34,958,682)
Proceeds received from securities sold short	13,461,441
(Increase) decrease in unrealized appreciation (depreciation) on investments	(21,774,684)
(Increase) decrease in unrealized appreciation (depreciation) on securities sold short	13,789,844
(Increase) decrease in receivable for investments sold	39,960,712
(Increase) decrease in interest receivable	4,188,104
(Increase) decrease in dividends receivable	1,592,487
(Increase) decrease in deferred loan costs	225,189
(Increase) (decrease) in other assets	(5,286)
(Increase) (decrease) in payable for investments purchased	(422,898)
Increase (decrease) in payable for daily variation margin on open futures contracts	4,047,500
Increase (decrease) in dividends payable for securities sold short	(22,997)
Increase (decrease) in unrealized depreciation on unfunded loan commitments	91,392
Increase (decrease) in interest on notes payable	38,345
Increase (decrease) in other accrued expenses and payables	(696,231)
Net realized (gain) loss on short sales	(20,768,265)
Net realized (gain) loss from investments	304,759,465
Cash provided (used) by operating activities	233,870,744
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	(1,905,833)
Net increase (decrease) in notes payable	(236,000,000)
Distributions paid	(27,639,640)
Cash provided (used) for financing activities	(265,545,473)
Increase (decrease) in cash	(31,674,729)
Cash at beginning of period*	51,850,449
Cash at end of period*	$ 20,175,720
Supplemental disclosure
Interest paid on notes	(2,069,946)
* Includes foreign currency and deposits with broker for securities sold short and open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations: Net investment income	$ 18,350,169	$ 74,352,096
Net realized gain (loss) on investment transactions	(312,173,246)	(96,952,353)
Change in net unrealized appreciation (depreciation)	15,686,075	(289,952,730)
Net increase (decrease) in net assets resulting from operations	(278,137,002)	(312,552,987)
Distributions to shareholders from: Net investment income	(27,639,640)	(83,183,964)
Fund share transactions: Net proceeds from shares issued to shareholders	—	—
Reinvestment of distributions	—	—
Cost of shares repurchased	—	(2,384,602)
Offering costs from issuance of common shares	—	—
Net increase (decrease) in net assets from Fund share transactions	—	(2,384,602)
Increase (decrease) in net assets	(305,776,642)	(398,121,553)
Net assets at beginning of period	538,928,226	937,049,779
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $2,892,164 and $6,397,307, respectively)	$ 233,151,584	$ 538,928,226
Other Information
Shares outstanding at beginning of period	52,140,426	52,305,426
Shares issued	—	—
Shares issued to shareholders in reinvestment of dividends	—	—
Shares repurchased	—	(165,000)
Shares outstanding at end of period	52,140,426	52,140,426

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2009[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.34	$ 17.91	$ 19.10[e]
Income (loss) from investment operations: Net investment income[c]	.35	1.43	1.38
Net realized and unrealized gain (loss)	(5.69)	(7.42)	(1.46)
Total from investment operations	(5.34)	(5.99)	(.08)
Less distributions from: Net investment income	(.53)	(1.59)	(1.08)
NAV accretion resulting from repurchases of shares at value[c]	—	.01	.00***
Offering costs charged to paid-in capital	—	—	(.03)
Net asset value, end of period	$ 4.47	$ 10.34	$ 17.91
Market value, end of period	$ 3.40	$ 8.30	$ 15.02
Total Return
Based on net asset value (%)[d]	(51.38)**	(34.70)	(.23)**
Based on market value (%)[d]	(54.14)**	(37.47)	(20.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	233	539	937
Ratio of expenses including interest expense and dividend expense for securities sold short (%)	3.17*	2.63	4.17*
Ratio of expenses excluding interest expense and dividend expense for securities sold short (%)	1.67*	1.47	1.61*
Ratio of net investment income (%)	12.99*	9.23	8.65*
Portfolio turnover rate (%)	7**	75	160**
Total debt outstanding, end of period ($ thousands)	30,000	266,000	—
Asset coverage per $1,000 of debt[f]	8,772	3,026	—
[a] For the six months ended March 31, 2009 (Unaudited).
[b] For the period from November 22, 2006 (commencement of operations) to September 30, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[e] Beginning per share amount reflects $20.00 initial public offering price net of sales load ($0.90 per share).
[f] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Dreman Value Income Edge Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities and closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets on the books of its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sales proceeds held with the broker-dealer). For financial statements purposes, this is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2008, the Fund had a net tax basis capital loss carryforward of approximately $58,400,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2016, the expiration date, whichever occurs first.

In addition, from November 1, 2007 through September 30, 2008, the Fund incurred approximately $116,649,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2009.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior fiscal year remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in options and futures, income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency positions and cash position at the Fund's custodian bank and deposits with brokers for securities sold short and open futures contracts at March 31, 2009. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended March 31, 2009, purchases and sales of investment securities (excluding short-term instruments and short sales transactions) aggregated $25,940,872 and $264,297,102, respectively. Purchases to cover securities sold short and securities sold short aggregated $34,958,682 and $13,461,441, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The management fee payable under the Investment Management Agreement is equal to an annual rate of 1.00% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the Common Shares plus the principal amount of any borrowings.

Dreman Value Management LLC ("Dreman") is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to Dreman. DIMA compensates Dreman out of the investment management fee it receives from the Fund.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2009, the Advisor received an Administration fee of $187,272, of which $21,903 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent and dividend-paying agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2009, the amount charged to the Fund by DISC aggregated $7,616, of which $3,805 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,274, of which $7,415 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC or as otherwise permitted, the Fund may invest in the Cash Management QP Trust (the ``QP Trust''), an affiliated cash management vehicle, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2009, the Fund's custodian fee was reduced by $541 for custody credits earned.

F. Borrowings

The Fund has entered into a credit facility with State Street Bank and Trust. This facility has a one-year term ending September 29, 2009. The aggregate commitment under the facility is $300 million. For the six-month period beginning September 29, 2008, State Street Bank and Trust Company has agreed to fund the entire $300 million commitment. For the subsequent six-month period ending September 28, 2009, State Street Bank and Trust Company has agreed to fund a maximum commitment under the facility of $150 million. The note bears interest at LIBOR plus dealer fees (1.97% at March 31, 2009), which is payable at maturity. A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. A closing fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a one-year period.

At March 31, 2009, the Fund had a notes payable outstanding of $30,000,000. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended March 31, 2009 was $91,675,824 with a weighted average interest rate of 3.63%.

G. Share Repurchases

Effective December 1, 2008 through November 30, 2009, the Fund is authorized to effect periodic repurchases for up to 5% of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. There were no shares repurchased during the period ending March 31, 2009.

Other Information

On March 11, 2009, the fund's Board of Directors amended the fund's by-laws. Among other things, the amendments provided for (i) election of the fund's directors by an affirmative vote of a majority of the shares of stock outstanding and entitled to vote in the election of directors; and (ii) additional requirements for advance notice with respect to shareholder proposals to nominate directors or conduct certain other business at meetings of the fund's shareholders.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of June 16, 2008, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2 under the 1940 Act.

Dividend Reinvestment and Cash Purchase Plan

The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders that elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund (each a "Participant"). Computershare Inc. (the "Plan Agent") has been appointed by the Fund's Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund's Web site at www.dws-investments.com or by calling (800) 349-4281.

Whenever the Fund declares an income dividend or a capital gains distribution payable in common shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant's account. Should the Fund declare an income dividend or capital gains distribution payable only in cash, the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of common stock for the Participant's account. Each Participant, semiannually, also has the option of sending additional funds, in any amount from $100 to $3,000, for the purchase on the open market of shares of common stock for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. Optional cash payments should be made in US dollars and be sent by first-class mail, postage prepaid, to the Fund's transfer agent and dividend-disbursing agent at the following address:

DWS Dreman Value Income Edge Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
210 West 10th Street, Kansas City, MO 64105
(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the shares of common stock are traded, in the OTC market or in negotiated transactions.

A statement reflecting the amount of cash received by the Fund's Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Fund's Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the shareholder.

The service fees for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each optional cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Fund's Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Fund's Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to DWS Investments Service Company at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

Stockholder Meeting Results (Unaudited)

The Annual Meeting of Stockholders (the "Meeting") of DWS Dreman Value Income Edge Fund, Inc. (the "Fund") was held on May 28, 2009 at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017. At the Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).

1. Election of Directors — Class II

Number of Votes:
	For	Withheld
Dawn-Marie Driscoll	43,151,476	4,433,648
Keith R. Fox	43,141,715	4,443,409
Richard J. Herring	43,261,499	4,323,625
William N. Searcy, Jr.	43,246,628	4,338,496
Robert H. Wadsworth	43,251,568	4,333,556

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	DHG
CUSIP Number	23339M105

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs*

October 1 through October 31	0	n/a	0	2,607,021
November 1 through November 30	0	n/a	0	2,607,021
December 1 through December 31	0	n/a	0	2,607,021
January 1 through January 31	0	n/a	0	2,607,021
February 1 through February 28	0	n/a	0	2,607,021
March 1 through March 31	0	n/a	0	2,607,021

Total	-	n/a	-	2,607,021

* Effective December 1, 2008, pursuant to the fund's open market stock repurchase program, the fund is authorized to purchase, at management's discretion, an aggregate of up to 5% (2,607,021) of the fund's outstanding common shares in open market transactions over a 12-month period. The Board approved the repurchase program on September 19, 2008, with notice of the program being sent to fund shareholders on November 28, 2008. The program will expire on November 30, 2009.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Value Income Edge Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Value Income Edge Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        May 29, 2009